UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 30, 2021

CS Disco, Inc.

(Exact name of Registrant, as specified in its charter)

Delaware	001-40624	46-4254444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3700 N. Capital of Texas Hwy.
Suite 150
Austin, Texas 78746
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (833) 653-4726

Former name or address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	LAW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
Lock-Up Expiration Date
In connection with the initial public offering of common stock (the "IPO") of CS Disco, Inc. (the "Company"), each of the Company's directors, executive officers, and holders of substantially all of the Company's outstanding capital stock and securities convertible into its capital stock entered into a lock-up agreement with the underwriters for the IPO (the "Underwriters"), or were subject to a market stand-off agreement, that, subject to certain exceptions, restricts such holder's ability to sell or transfer any shares of the Company's capital stock for a period of 180 days following the IPO. Notwithstanding the foregoing, such lock-up restrictions will automatically end if (i) the lock-up restrictions would apply during any portion of the last broadly applicable and regular scheduled "blackout period" under the Company's insider trading policy to begin prior to the date 180 days after the date of the IPO, (ii) at least 135 days have elapsed since the date of the IPO and (iii) the Company has publicly released results for the quarterly period during which the IPO occurred.
As of the close of business on December 2, 2021, each of the foregoing conditions shall be satisfied. Accordingly, the lock-up restrictions applicable to all shares of the Company's outstanding capital stock and securities convertible into its capital stock that remain subject to a lock-up agreement entered into with the Underwriters in connection with the IPO shall expire, and such securities will become eligible for sale in the public market prior to the opening of trading on December 3, 2021, subject to any trading limitations that may exist as of such date (x) on any such shares held by affiliates of the Company, (y) in compliance with federal securities laws or the Company's insider trading policy, or (z) to the extent subject to continued vesting of any unvested equity awards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CS Disco, Inc.

Date: November 30, 2021	By:	/s/ Michael Lafair
	Name:	Michael Lafair
	Title:	Chief Financial Officer

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